Exhibit 99.1

GigOptix Reports Record Third Quarter Fiscal 2012 Financial Results

•	Record quarterly revenue of $10.1 million, up 20 percent from Q3 FY 2011and up 5 percent from Q2 FY 2012

•	Non-GAAP net income of $0.02 per diluted share compares with a net loss of $0.03 per share in Q3 FY 2011and net income of $0.02 per diluted share in Q2 FY 2012

SAN JOSE, Calif. – October 30, 2012 – GigOptix, Inc. (NYSE MKT: GIG), a leading fabless supplier of semiconductor and optical components that enable end-to-end high speed information streaming over the network, today announced its financial results for the third quarter of fiscal 2012, which ended September 30, 2012.

Third Quarter Fiscal 2012 GAAP Results

Total revenue increased 20 percent to $10.1 million from $8.4 million in the third quarter of fiscal 2011, and increased 5 percent from $9.6 million in the second quarter of fiscal 2012.

Gross margin was 52 percent in the third quarter of fiscal 2012. This compares with 56 percent in the third quarter of fiscal 2011 and 53 percent in the second quarter of fiscal 2012.

Net loss was $1.5 million, or a net loss of $0.07 per share in the third quarter of fiscal 2012. This compares with a net loss of $3.1 million, or a net loss of $0.14 per share, in the third quarter of fiscal 2011, and net loss of $1.6 million, or a net loss of $0.08 per share, in the second quarter of 2012.

Cash and cash equivalents at September 30, 2012, were $12.3 million.

Third Quarter Fiscal 2012 Non-GAAP Results

On a non-GAAP basis1, which excludes $253,000 in amortization of intangible assets, $1.2 million in stock-based compensation and $576,000 in special litigation-related expenses, net income for the third quarter of fiscal 2012 was $563,000, or $0.02 per diluted share. This compares with a non-GAAP net loss of $712,000 or $0.03 per share, in the third quarter of fiscal 2011, and net income of $385,000, or $0.02 per diluted share, in the second quarter of fiscal 2012.

Gross margin was 54 percent, compared with 60 percent in the third quarter of fiscal 2011 and 54 percent in the second quarter of fiscal 2012.

Adjusted EBITDA1 for the third quarter of 2012 was positive $1.3 million. This compares with Adjusted EBITDA of $289,000 in the third quarter of fiscal 2011, and Adjusted EBITDA of $1.2 million in the second quarter of fiscal 2012.

“The strong third quarter financial results, which included record quarterly revenue, continuing improvement in non-GAAP earnings and Adjusted EBITDA, and most importantly generating positive cashflow from operations, reflect our continued growth in several key areas of our business,” said Dr. Avi Katz, Chairman and Chief Executive Officer of GigOptix, Inc. “Leading the sequential gains was the ongoing growth in our optics product line, particularly with our high speed 100Gbps and optical interconnect offerings. We also experienced a nice uptick in our RF/MMIC business over the prior quarter due to an increase in market interest for our recently introduced E-band offering.”

Litigation against M/A-Com Technology Solutions, Inc. (Optomai, Inc.)

GigOptix continues to actively prosecute the lawsuit for misappropriation of confidential information and trade secrets against its former employees, Optomai, Inc., and the parent of Optomai, M/A-COM Technology Solutions, Inc. GigOptix has been engaged in discovery, including forensic work, which has produced substantial evidence that the individuals copied GigOptix files when they left and then used to develop products of the corporate defendants. GigOptix is continuing to move the case towards a trial on its claims against the defendants.

“We are confident that we have evidence supporting our claim for misappropriation of trade secrets and look forward to putting the evidence regarding the conduct and actions of the defendants before a jury and judge in “an adjudication of the merits” at trial. A trial date has not been set and we have no estimate as of today when the Court will set a trial date,” added Dr. Katz.

Financial Outlook

“Through the first nine months of fiscal 2012 we made good progress on our yearly business and product initiatives. While we are very satisfied with our market penetration and customer’s adoption of new products, there is a higher level of uncertainty in the macroeconomic environment, increasing lack of visibility, and exceptionally short lead-times, mainly in the high speed optical communications markets, than what we have seen in previous quarters,” said Mr. Curt Sacks, Senior Vice President and Chief Financial Officer of GigOptix. “Therefore, we currently believe our revenue in the fourth quarter will be roughly in-line with the third quarter as there are enough data-points in the market that require us to be cautious with our near-term outlook.”

Financial Results Webcast / Conference Call

GigOptix will host a conference call and webcast with investors today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss the third quarter fiscal 2012 financial results and the business outlook. Investors and other interested parties may access the call by dialing 1-800-561-2731 in the U.S. (1-617-614-3528 outside of the U.S.) and entering the passcode 13822836 at least 15 minutes prior to the start of the call. The conference call replay will be available beginning two hours after the call until midnight Eastern Time on November 6, 2012. The replay dial-in number is 1-888-286-8010, and the passcode is 48014632#. International callers should dial 1-617-801-6888 and enter the same passcode at the prompt. Additionally, this conference call will be broadcast live over the Internet and can be accessed by all interested parties on the Investor Relations section of the Company’s website at http://www.gigoptix.com.

1 Non-GAAP Measures—GigOptix reports gross margin, operating expense, operating income and net loss on a GAAP and non-GAAP basis. In addition, it reports Adjusted EBITDA. These non-GAAP measures are provided to enhance investors’ overall understanding of GigOptix financial performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to GAAP results. A reconciliation of these GAAP to non-GAAP measurements and Adjusted EBITDA for the three and nine months ended September 30, 2012 and October 2, 2011 can be found in the “Reconciliation of GAAP to Non-GAAP Financial Information” table attached to this press release.

About GigOptix, Inc.

GigOptix is a leading fabless supplier of semiconductor and optical components that enable high-speed end-to-end information streaming over the network and address emerging high-growth opportunities in the communications, industrial, defense and avionics industries. GigOptix offers a unique broad portfolio of Drivers, TIAs and TFPSTM optical modulators for 40G, 100G and 400G fiber-optic telecommunications and data-communications networks, and high performance MMIC solutions that enable next generation wireless microwave systems up to 90GHz. GigOptix also offers a wide range of digital and mixed-signal ASIC solutions and enables product lifetime extension through its GigOptix Sunset Rescue Program.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the bringing of products to market with full documentation. Such statements contain words such as “will,” and “expect,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding growth, opportunities, continued traction, contracts, improvements and our statements under the heading “Business Outlook.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks include, but are not limited to: the ability to extend product offerings into new areas or products, the ability to commercialize licensed technology, unexpected occurrences that deter the full documentation and “bring to market” plan for products that were developed this year and last year, trends and fluctuations in the industry, changes in demand and purchasing volume of customers, unpredictability of suppliers, our ability to attract and retain qualified personnel, the ability to move product sales to production levels, the ability to compete for client design-in opportunities, the ability to cross-sell to new clients and to diversify, the success of product sales in new markets or of recently produced product offerings, including bundled product solutions, the amount of cost savings, the ability to improve productivity, the ability to pursue and attract other M&A opportunities, our ability to enforce intellectual property rights, and the ability to maintain and continue relationships with government agencies. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s filings with the SEC, and in the Company’s other current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

Media:

GigOptix, Inc.

Parker Martineau, (408) 522-3100

Corporate Communications Manager

pmartineau@gigoptix.com

or

Investor Relations:

Summit IR Group, Inc.

Jim Fanucchi, (408) 404-5400

ir@gigoptix.com

(TABLES TO FOLLOW)

####

GIGOPTIX, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30, 2012	December 31, 2011	Net Change
			$	%
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$12,315	$15,788	$(3,473)	(22%)
Short-term investments	—	400	(400)	(100%)
Accounts receivable, net	6,676	5,625	1,051	19%
Inventories	4,064	2,220	1,844	83%
Prepaid and other current assets	272	298	(26)	(9%)

Total current assets	23,327	24,331	(1,004)	(4%)
Property and equipment, net	4,554	4,488	66	1%
Intangible assets, net	4,523	5,281	(758)	(14%)
Goodwill	9,860	9,860	—	0%
Restricted cash	255	255	—	0%
Other assets	269	309	(40)	(13%)

Total assets	$42,788	$44,524	$(1,736)	(4%)

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,662	$3,183	$479	15%
Accrued compensation	1,023	832	191	23%
Line of credit	4,911	3,000	1,911	64%
Other current liabilities	4,485	4,945	(460)	(9%)

Total current liabilities	14,081	11,960	2,121	18%
Pension liabilities	130	65	65	100%
Other long-term liabilities	722	1,185	(463)	(39%)

Total liabilities	14,933	13,210	1,723	13%

Stockholders’ Equity
Common stock, $0.001 par value; 50,000,000 shares authorized as of September 30, 2012 and December 31, 2011; 22,059,728 and 21,545,713 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	22	22	—	0%
Additional paid-in capital	122,178	118,362	3,816	3%
Treasury stock, at cost—701,754 and zero shares as of September 30, 2012 and December 31, 2011, respectively.	(2,209)	—	(2,209)
Accumulated other comprehensive income	242	423	(181)	(43%)
Accumulated deficit	(92,378)	(87,493)	(4,885)	6%

Total stockholders’ equity	27,855	31,314	(3,459)	(11%)

Total liabilities and stockholders’ equity	$42,788	$44,524	$(1,736)	(4%)

GIGOPTIX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three months ended				Nine months ended
	September 30,	%	October 2,	%	September 30,	%	October 2,	%
	2012		2011		2012		2011
Revenue
Product	$10,054	100%	$8,363	100%	$28,793	100%	$23,016	97%
Government contract	—	0%	—	0%	—	0%	628	3%

Total revenue	10,054	100%	8,363	100%	28,793	100%	23,644	100%

Cost of revenue
Product	4,853	48%	3,709	44%	13,568	47%	11,158	47%
Government contract	—	0%	—	0%	—	0%	180	1%

Total cost of revenue	4,853	48%	3,709	44%	13,568	47%	11,338	48%

Gross profit	5,201	52%	4,654	56%	15,225	53%	12,306	52%

Research and development expense	3,395	34%	3,633	43%	10,223	36%	9,097	38%
Selling, general and administrative expense	2,816	28%	2,769	33%	8,775	30%	8,091	34%
Restructuring expense, net	—	0%	769	9%	93	0%	3,823	16%
Merger-related expense	—	0%	74	1%	—	0%	1,959	8%
Special litigation-related expense	576	6%	255	3%	929	3%	275	1%
Shareholder settlement expense	—	0%	—	0%	—	0%	1,064	5%

Total operating expenses	6,787	68%	7,500	90%	20,020	70%	24,309	103%

Loss from operations	(1,586)	-16%	(2,846)	-34%	(4,795)	-17%	(12,003)	-51%
Interest expense, net	(38)	0%	(97)	-1%	(231)	-1%	(240)	-1%
Other income, net	183	2%	(131)	-2%	240	1%	(61)	0%

Loss before provision for income taxes	(1,441)	-14%	(3,074)	-37%	(4,786)	-17%	(12,304)	-52%
Provision for income taxes	(65)	-1%	—	0%	(99)	0%	(12)	0%

Net loss	$(1,506)	-15%	$(3,074)	-37%	$(4,885)	-17%	$(12,316)	-52%

Basic and diluted net loss per share	$(0.07)		$(0.14)		$(0.23)		$(0.78)
Weighted average number of shares used in per share calculations—basic and diluted	21,276		21,511		21,445		15,888

GIGOPTIX, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three months ended				Nine months ended
	September 30, 2012		October 2, 2011		September 30, 2012		October 2, 2011
		%		%		%		%
Revenue
Product	$10,054	100%	$8,363	100%	$28,793	100%	$23,016	97%
Government contract	—	0%	—	0%	—	0%	628	3%

Total revenue	10,054	100%	8,363	100%	28,793	100%	23,644	100%

Cost of revenue
Product	4,645	46%	3,368	40%	13,058	45%	10,612	45%
Government contract	—		—	0%	—	0%	180	1%

Total cost of revenue	4,645	46%	3,368	40%	13,058	45%	10,792	46%

Gross profit	5,409	54%	4,995	60%	15,735	55%	12,852	54%

Research and development expense	3,071	31%	3,341	40%	8,997	31%	8,292	35%
Selling, general and administrative expense	1,855	18%	2,138	26%	6,109	21%	6,299	27%

Total operating expenses	4,926	49%	5,479	66%	15,106	52%	14,591	62%

Income (loss) from operations	483	5%	(484)	-6%	629	2%	(1,739)	-7%
Interest expense, net	(38)	0%	(97)	-1%	(231)	-1%	(240)	-1%
Other income, net	183	2%	(131)	-2%	240	1%	(61)	0%

Income (loss) before provision for income taxes	628	6%	(712)	-9%	638	2%	(2,040)	-9%
Provision for income taxes	(65)	-1%	—	0%	(99)	0%	(12)	0%

Net income (loss)	$563	6%	$(712)	-9%	$539	2%	$(2,052)	-9%

Basic net income (loss) per share	$0.03		$(0.03)		$0.03		$(0.13)
Diluted net income (loss) per share	$0.02		$(0.03)		$0.02		$(0.13)
Weighted average number of shares used in basic per share calculation	21,276		21,511		21,445		15,888
Weighted average number of shares used in diluted per share calculation	22,576		21,511		22,891		15,888

GIGOPTIX, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

	Three months ended,		Nine months ended,
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
GAAP Total cost of revenue	$4,853	$3,709	$13,568	$11,338
Stock-based compensation	(85)	(14)	(143)	(41)
Amortization of intangible assets	(123)	(327)	(367)	(498)
Merger-related costs	—	—	—	(7)

Non-GAAP Total cost of revenue	$4,645	$3,368	$13,058	$10,792

GAAP Gross profit	$5,201	$4,654	$15,225	$12,306
Stock-based compensation	85	14	143	41
Amortization of intangible assets	123	327	367	498
Merger-related costs	—	—	—	7

Non-GAAP Gross profit	$5,409	$4,995	$15,735	$12,852

GAAP—Operating expenses	$6,787	$7,500	$20,020	$24,309
Stock-based compensation	(1,155)	(793)	(3,501)	(2,279)
Amortization of intangible assets	(130)	(130)	(391)	(325)
Restructuring expense, net	—	(769)	(93)	(3,823)
Merger-related expense	—	(74)	—	(1,952)
Shareholder settlement expense	—	—	—	(1,064)
Special litigation-related expense	(576)	(255)	(929)	(275)

Non-GAAP Operating expenses	$4,926	$5,479	$15,106	$14,591

GAAP Loss from operations	$(1,586)	$(2,846)	$(4,795)	$(12,003)
Stock-based compensation	1,240	807	3,644	2,320
Amortization of intangible assets	253	457	758	823
Restructuring expense, net	—	769	93	3,823
Shareholder settlement expense	—	—	—	1,064
Merger-related expense	—	74	—	1,959
Special litigation-related expense	576	255	929	275

Non-GAAP Income (loss) from operations	$483	$(484)	$629	$(1,739)

GAAP—Net loss	$(1,506)	$(3,074)	$(4,885)	$(12,316)
Stock-based compensation	1,240	807	3,644	2,320
Amortization of intangible assets	253	457	758	823
Restructuring expense, net	—	769	93	3,823
Shareholder settlement expense	—	—	—	1,064
Merger-related expense	—	74	—	1,959
Special litigation-related expense	576	255	929	275

Non-GAAP Net Income (loss)	$563	$(712)	$539	$(2,052)

Adjusted EBITDA reconciliation:
Loss from operations	$(1,586)	$(2,846)	$(4,795)	$(12,003)
Restructuring expense, net	—	769	93	3,823
Shareholder settlement expense	—	—	—	1,064
Merger-related expense	—	74	—	1,959
Depreciation and amortization	1,031	1,230	3,085	2,495
Stock-based compensation	1,240	807	3,644	2,320
Special litigation-related expense	576	255	929	275

Adjusted EBITDA	$1,261	$289	$2,956	$(67)